EXHIBIT 99.1

Description of Slides Regarding the Company's Presentation at the Bloomberg Sixth Annual Telecom Conference in New York City on March 1, 2001.

Slide 01
Large RCN Corporation logo. Title: RCN Advancing in the New Telecom
Environment

Slide 02
RCN Advancing in the New Telecom Environment

-FINANCIAL AND OPERATING PROGRESS
-The RCN Opportunity

Slide 03
RCN's Core Business Plan

-residential focus
-high density markets
-new local network
-bundled services
-excess capacity-low cost operator
-prefunded to profitability

Slide 04
Density Driven Market Development. . .

-US Map with the following areas highlighted: Boston to Washington DC corridor, San Francisco to San Diego corridor, and the greater Chicago area; the following markets are shown: San Francisco, Los Angeles, Chicago, Boston, New York, Philadelphia, Washington DC; -caption "44% of the market, 6% of the geography"
-source:  Yankee Group, Business Week

Slide 05
2000 Financial and Operating Highlights
($ in millions)
                                    1999          2000          Increase
Homes Passed                        714,000       1,455,000     104%
On-net Connections                  223,000       474,000       113%
On-net Revenue                      $64           $153          139%
         % of total revenue         19%           38%
Employees                           3,671         7,142         95%
Liquidity                           $2,328        $2,244
Total Debt                          $2,142        $2,257

Slide 06
Homes Passed Up Over 100%

Bar Graph with 2 bars, showing 714,000 homes passed at 4Q 1999 and 1,456,000 homes passed for 4Q 2000

Slide 07
Field Productivity Up 60%

Bar Graph with 2 bars, showing 3.1 service installations per technician at 4Q 1999 and 5.7 services installed for 4Q 2000

Slide 08
Installation & Repair Technicians Trained to Install All 3 Services

Bar Graph with 2 bars, showing 20% trained at 4Q 1999 and 84% trained for 4Q 2000

Slide 09
Weekly Connections Installed Up 175%

Bar Graph with 2 bars, showing 2,450 weekly connections at 4Q99 and 6,700 for 4Q 2000


Slide 10
Types of Customer Service Calls. . .

-Change of Service/product
-Billing inquiries
-Service calls

Slide 11
Improving Customer Service

-Hired CFI Group
-Benchmark customer satisfaction
-Pinpoint strengths as well as weaknesses
-Across every product and every market

Slide 12
1st Qtr 2000 Baseline Measurements

Shows RCN with an overall score of 64 and the following support scores:
(marked "results") Resilink - overall-72, Lehigh Valley 84, Boston 70, Northern California 76
Telephony- overall-63, Lehigh Valley 77, Boston 65, Carmel, NY 65 NYC 60, DC 55, New Jersey 55
Cable TV-overall-64, Lehigh Valley 77, Boston 65, Carmel, NY 65 NYC 60, DC 55, New Jersey 55
Modem- overall 55, Lehigh Valley 65, Boston 62, Carmel, NY 59, NYC 52, DC 57, New Jersey 46
Dial Up- overall-68, Lehigh Valley 71, Boston 61, NYC 62, DC 69

Slide 13
7 Point Increase in ACSI Score in 9 months

Bar Graph with 2 bars, showing a 64 score for the 1st quarter of 2000 and a 71 score for the 4th quarter of 2000

(caption: CFI Group Publisher of
American Customer Satisfaction Index, Wall St. Journal)

Slide 14
ACSI Scores: Telecommunications Industry

Line Graph showing 1994 through 2000 scores for the following companies:

                  1994     1995    1996     1997     1998     1999     2000
AT & T :          85       83      83       80       81       79       75
Sprint            79       83      80       76       76       74       70
MCI Worldcom      75       75      78       72       74       73       70
BellSouth         83       83      83       78       78       76       75
US West           77       76      74       71       68       67       64
GTE               76       72      72       68       65       63       69

As well as the following general categories:

Telecom-Local     79       78       77      75       74       73       70
Telecom-Lg Dist   82       82       81      75       74       73       73

Source:  CFI Group, 3rd Qtr, 2000

Slide 15
Customer Service Calls Down by 58%

Bar Graph with 2 bars, showing 1.2 calls per connection per month at 4Q 1999 and .5 calls per connection per month at 4Q 2000

Slide 16
Historical Churn

Bar Graph with 9 months of churn activity
April, 2000: 2%, May: 2.3%, June: 2.8%, July: 2.2%, August: 2.3%, Sept:
2.2%, Oct: 1.7%, Nov: 1.9%, Dec: 1.6%

Slide 17

Proven Ability to Bundle

Customers:                          285,000
Services Per Customer:              1.9
Monthly Revenue:                    $70
Customer Penetrations:
         Voice                      49%
         Video                      90%
         Data                       23%

Slide 18
Resilink Accelerates Penetration and Revenue Growth

Customers:                          37,000
Services Per Customer:              3.5
Monthly Revenue:                    $129
Customer Penetrations:
         Voice                      119%
         Video                      96%
         Data                       59%


Slide 19
Age Increases Customer Penetration- Retail Opportunity

                                All              Aged > 1 yr
Marketable Homes                1,100,058        551,006
Average Age                     16 months        29 months
Customer Penetration            26%              37%
(4th quarter, 2000)

Slide 20
Service Penetrations-December 2000

Bar Graph showing Voice Video and Data penetrations

                  Marketable Homes          Aged homes > 1yr
                  ------------------        ----------------
Voice             13%                       19%
Video             24%                       34%
Data              6%                        7%


Slide 21
Market Summary: Boston

Marketable Homes  234,500
Average Age       20 months
On-net average:
         Customer penetration               20%
         Connections per customer           2.3
         Revenue/customer                   $97

Slide 22
Market Summary: New York

Marketable Homes  130,279
Average Age       24 months
On-net average:
         Customer penetration               42%
         Connections per customer           1.7
         Revenue/customer                   $72




Slide 23
Market Summary: Allentown

Marketable Homes  151,000
Average Age       10+ years
On-net average:
         Customer penetration               50%
         Connections per customer           1.5
         Revenue/customer                   $64


Slide 24
RCN: Advancing in the New Telecom Environment

-Financial and Operating Progress
-THE RCN OPPORTUNITY

Slide 25
Competitive Advantage
-Network
         -flexible (2+ generations ahead of cable operators)
         -low cost
         -driver of future revenue
-Choice for consumers
         -consumers and municipalities want competition
         -multiple services (4 today)
         -control pricing and margins
-Revenue expansion
         -excess capacity
         -"killer" application

Slide 26
Phased Market Development
-Fully funded
         Phase 1- Boston, Manhattan; Phase 2- Philadelphia, Chicago, Los Angeles, San Francisco, Queens, Washington, DC
-Future funding- Phased project financing- expansion/new markets

Slide 27
2001: Change in Trajectory
-Cash Burn Rate lower by $600 million
-Focus on revenue expansion instead of geographical expansion
-EBITDA inflection point-4Q 2000
-Continued back office investment


Slide 28
RCN's Asset Value

-Scarcity of local bandwidth
-The need to own the local network was proven by AT & T
-Flexible network architecture
-Ability to add new products easily (Residential, Commercial or Wholesale) -Up the multiple service learning curve- successfully bundling, ability to ramp

Slide 29
Strong Financial Foundation

-Current liquidity-$2.2 billion- prefunded expansion
-Gross PP & E- $2.7 billion- network costs on track
-Book Equity: $1.8 billion

4th quarter, 2000

Slide 30
RCN: Fully Invested in the Future

Picture of RCN Fiber which has a small area (appx 15%) of the cross section shaded in yellow with the captions "Local Phone, Long Distance, Cable , Internet" and the rest of the cross section colored orange (appx 85%) with the caption "Future Services"

Slide 31
Network Up 120% in 2000- Wholesale Opportunity

Bar Graph with 2 bars, showing 3,646 network miles at 4Q 1999 and 8,079 miles at 12/31/00

Slide 32
Recent Updates

-Development Phase>> Operational Phase
-Jeff White- President, Customer and Field Operations
-Bob Currey- Vice Chairman
-Mike Adams- President, Wholesale and Product Development

-Insider purchases over 1.5 million shares

Slide 33

RCN's Undervalued Assets
-Funding in place
-Learning curve
-modular business plan
-additional upside

Slide 34

Large RCN logo